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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

CHERUBIM INTERESTS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-150061	98-0585268
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

1304 Norwood Dr. Bedford Texas	76022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (844) 842-8872

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 3.03

Material Modification to Rights of Security Holders

On May 11, 2017, the Board of Directors of Cherubim Interests, Inc. (the “Company”) approved the amendment and restatement of the Company’s Articles of Incorporation attached hereto as Exhibit 3(i) (the “Amendment”). The purpose of the Amendment was to:

(i)

Increase the authorized common stock to fifteen billion.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 11, 2017, the Board of Directors approved the Amendment as more particularly described in Item 3.03 above.

Item 5.07

Submission of Matters to a Vote of Security Holders

On May 11, 2017, the Board of Directors and holders of a majority of the voting rights of the Company’s capital stock approved the Amendment as more particularly described in Item 3.03 above.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits.

3(i)

Amended and Restated Articles of Incorporation of Cherubim Interests, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHERUBIM INTERESTS, INC.

Date: May 11, 2017	By: /s/ Patrick Johnson
Patrick Johnson
Chief Executive Officer